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                                                                                                            Exhibit 99.1

                                                 Cox Enterprises, Inc.
                                             Executive Officers and Directors

-------------------------- ------------------- ----------------------------------- ---------------------------------
Name                       Position            Principal Occupation                Business Address
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
James C. Kennedy *         Chairman &          Chairman &                          Cox Enterprises, Inc.
                           Chief Executive     Chief Executive Officer             1400 Lake Hearn Dr., NE
                           Officer                                                 Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
David E. Easterly*         President & Chief   President & Chief Operating         Cox Enterprises, Inc.
                           Operating Officer   Officer                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Robert C. O'Leary*         Executive Vice      Executive Vice President Chief      Cox Enterprises, Inc.
                           President & Chief   Financial Officer                   1400 Lake Hearn Dr., NE
                           Financial Officer                                       Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Timothy W. Hughes          Senior Vice         Senior Vice President               Cox Enterprises, Inc.
                           President           Administration                      1400 Lake Hearn Dr., NE
                           Administration                                          Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Barbara C. Anthony*        Vice President      Chairman, Dayton Newspapers         Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Anne C. Chambers*          Vice President      Chairman, Atlanta Newspapers        Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Scott A. Hatfield          Vice President &    Vice President & Chief              Cox Enterprises, Inc.
                           Chief Information   Information Officer                 1400 Lake Hearn Dr., NE
                           Officer                                                 Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Marybeth H. Leamer         Vice President      Vice President Human Resources      Cox Enterprises, Inc.
                           Human Resources                                         1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Andrew A. Merdek           Vice President      Vice President Legal Affairs &      Cox Enterprises, Inc.
                           Legal Affairs &     Corporate Secretary                 1400 Lake Hearn Dr., NE
                           Secretary                                               Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Alexander V.               Vice President      Vice President Public Policy        Cox Enterprises, Inc.
Netchvolodoff              Public Policy                                           1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Richard J. Jacobson        Vice President &    Vice President & Treasurer          Cox Enterprises, Inc.
                           Treasurer                                               1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Preston B. Barnett         Vice President Tax  Vice President Tax                  Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
John C. Williams           Vice President      Vice President , Marketing and      Cox Enterprises, Inc.
                           Marketing and       Communications                      1400 Lake Hearn Dr., NE
                           Communications                                          Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Dean H. Eisner             Vice President      Vice President Business             Cox Enterprises, Inc.
                           Business            Development and Planning            1400 Lake Hearn Dr., NE
                           Development and                                         Atlanta , GA 30319
                           Planning
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Michael J. Mannheimer      Vice President      Vice President Materials            Cox Enterprises, Inc.
                           Materials           Management                          1400 Lake Hearn Dr., NE
                           Management                                              Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Thomas B. Whitfield        Vice President,     Vice President, Direct Marketing    Cox Enterprises, Inc.
                           Direct Marketing                                        1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Arthur M. Blank            Director            President & Chief Executive         The Home Depot, Inc.
                                               Officer of The Home Depot, Inc.     One Paces West
                                                                                   2727 Paces Ferry Road, NW
                                                                                   Atlanta, GA 30339
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Thomas O. Cordy            Director            President & Chief Executive         The Maxxis Group, Inc.
                                               Officer of The Maxxis Group, Inc.   1901 Montreal Road, Ste. 108
                                                                                   Tucker, GA  30084
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Carl R. Gross              Director            Retired Senior Vice President  &    Cox Enterprises, Inc.
                                               Chief Administrative Officer        1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Ben F. Love                Director            Director                            Chase Bank of Texas
                                               Chase Bank of Texas                 600 Travis Street, 18 TCT 318
                                                                                   Houston, TX 77252-2558
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Paul J. Rizzo              Director            Vice Chairman (retired 1/1/95)      Franklin Street Partners
                                               of IBM Corporation                  6330 Quadrangle Drive
                                                                                   Ste. 200
                                                                                   Chapel Hill, NC  27514
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Richard J. Jacobson        Treasurer           Vice President & Treasurer          Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------

* Also a Director

                                                   Cox Holdings, Inc.
                                            Executive Officers and Directors

-------------------------- ------------------- ----------------------------------- ---------------------------------
Name                       Position            Principal Occupation                Business Address
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
David E. Easterly*         President           President & Chief Operating         Cox Enterprises, Inc.
                                               Officer                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Preston B. Barnett         Vice President      Vice President Tax                  Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Dean H. Eisner*            Vice President      Vice President Business             Cox Enterprises, Inc.
                                               Development and Planning            1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Andrew A. Merdek*          Vice President  &   Vice President Legal Affairs &      Cox Enterprises, Inc.
                           Secretary           Corporate Secretary                 1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Richard J. Jacobson        Treasurer           Vice President & Treasurer          Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta , GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------

* Also a Director




                                                 Cox Broadcasting, Inc.
                                            Executive Officers and Directors

-------------------------- ------------------- ----------------------------------- ---------------------------------
Name                       Position            Principal Occupation                Business Address
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Nicholas D. Trigony*       President           Chairman of the Board               Cox Radio, Inc.
                                               Cox Radio, Inc.                     1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Bruce R. Baker             Executive Vice      Executive Vice                      Cox Broadcasting, Inc.
                           President, TV       President, TV Affiliates            1400 Lake Hearn Dr., NE
                           Affiliates                                              Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Andrew S. Fisher           Executive Vice      Executive Vice President, Cox       Cox Broadcasting, Inc.
                           President, Cox      Television                          1400 Lake Hearn Dr., NE
                           Television                                              Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Kevin P. O'Brien           Executive Vice      Executive Vice President,           Cox Broadcasting, Inc.
                           President,          Independents                        1400 Lake Hearn Dr., NE
                           Independents                                            Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
John G. Boyette*           Senior Vice         Senior Vice President, Finance      Cox Broadcasting, Inc.
                           President,          and Administration                  1400 Lake Hearn Dr., NE
                           Finance and                                             Atlanta, GA 30319
                           Administration
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Preston B. Barnett         Vice President      Vice President, Tax                 Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Thomas E. McClendon        Vice President &    Vice President & Director of        Cox Broadcasting, Inc.
                           Director of         Research                            1400 Lake Hearn Dr., NE
                           Research                                                Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Judith L. Versteeg         Vice President,     Vice President, Human Resources     Cox Broadcasting, Inc.
                           Human Resources                                         1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
William M. Spell           Vice President,     Vice President, Marketing & Sales   Cox Broadcasting, Inc.
                           Marketing & Sales                                       1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Sterling E. Davis          Vice President,     Vice President, Engineering         Cox Broadcasting, Inc.
                           Engineering                                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Neil O. Johnson            Vice President,     Vice President, Development         Cox Broadcasting, Inc.
                           Development                                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------
-------------------------- ------------------- ----------------------------------- ---------------------------------
Andrew A. Merdek*          Secretary           Vice President, Legal Affairs &     Cox Enterprises, Inc.
                                               Corporate Secretary                 1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319
-------------------------- ------------------- ----------------------------------- ---------------------------------

* Also a Director